EXHIBIT I

                                 [FORM OF NOTE]

                                 PROMISSORY NOTE

$25,000,000                       Houston, Texas               November 14, 2000

          FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

          Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

          This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

          Without being limited thereto or thereby, this Note is secured by the Security Instruments.

          THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                         PLAYA MINERALS & ENERGY, INC.


                                          By:

                                          John N. Ehrman
                                          President and Chief Executive Officer

                                   EXHIBIT II

                           [FORM OF BORROWING REQUEST]

BANK ONE, TEXAS, NATIONAL ASSOCIATION
910 TRAVIS
HOUSTON, TEXAS  77002
Attention:  Energy Group, 6th Floor

Re: Credit Agreement dated as of November 14, 2000, by and between PLAYA MINERALS & ENERGY, INC. and BANK ONE, TEXAS, NATIONAL ASSOCIATION (as amended, restated, or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

          Pursuant to the Credit Agreement, the Borrower hereby requests a Loan on the date and in the amount as follows:

                  Amount:  $
                            ---------------

                  Requested funding date:               , 19
                                           -------------    --

          The undersigned certifies that [she is the [___________ of the Borrower, has obtained all consents necessary, and as such [she is authorized to execute this request on behalf of the Borrower. The undersigned further certifies, represents, and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Loan under the terms and conditions of the Credit Agreement.

          Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                                           Very truly yours,

                                           PLAYA MINERALS & ENERGY, INC.


                                           By:
                                              ----------------------------------
                                              John N. Ehrman
                                              President and Chief Executive
                                                Officer

                                   EXHIBIT III

                        [FORM OF COMPLIANCE CERTIFICATE]

                                                             , 19
                                               --------------    --

BANK ONE, TEXAS, NATIONAL ASSOCIATION
910 TRAVIS
HOUSTON, TEXAS  77002
Attention:  Energy Group, 6th Floor

Re: Credit Agreement dated as of November 14, 2000, by and between PLAYA MINERALS & ENERGY, INC. and BANK ONE, TEXAS, NATIONAL ASSOCIATION (as amended, restated, or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

          Pursuant to applicable requirements of the Credit Agreement, the undersigned, as a Responsible Officer of the Borrower, hereby certifies to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be:

          [1. To the best of the knowledge of the undersigned, no Default or Event of Default exists as of the date hereof or has occurred since the date of our previous certification to you, if any.

          [1. To the best of the knowledge of the undersigned, the following Defaults or Events of Default exist as of the date hereof or have occurred since the date of our previous certification to you, if any, and the actions set forth below are being taken to remedy such circumstances:

          2. The compliance of the Borrower with the financial covenants of the Credit Agreement, as of the close of business on , is evidenced by the following: --------------------

          (a) 6.13 Current Ratio. Permit the ratio of Current Assets to Current Liabilities to be less than 1.00 to 1.00 at any time.

                                                    Actual

          (b) 6.14 Debt Coverage Ratio. Permit, as of the close of any fiscal quarter, the ratio of (a) EBITDA to (b) the sum of monthly Borrowing Base reductions plus interest to be less than 1.0 to 1.0.

                                                    Actual


          3. No Material Adverse Effect has occurred since the date of the Financial Statements dated as of.

          Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                                               Very truly yours,

                                               PLAYA MINERALS & ENERGY, INC.



                                               By:
                                                  ------------------------------
                                                  John N. Ehrman
                                                  President and Chief Executive
                                                  Officer

                                   EXHIBIT IV

                          [FORM OF OPINION OF COUNSEL]


                                 [Closing Date]


BANK ONE, TEXAS, NATIONAL ASSOCIATION
910 TRAVIS
HOUSTON, TEXAS  77002
Attention:  Energy Group, 6th Floor

Re: Credit Agreement dated as of November 14, 2000, by and between PLAYA MINERALS & ENERGY, INC. and BANK ONE, TEXAS, NATIONAL ASSOCIATION (as amended, restated, or supplemented from time to time, the "Credit Agreement")


Ladies and Gentlemen:

          We have acted as counsel to PLAYA MINERALS & ENERGY, INC. (the "Borrower") in connection with the transactions contemplated in the Credit Agreement. This Opinion is delivered pursuant to Section 3.1(m) of the Credit
Agreement, and the Lender is hereby authorized to rely upon this Opinion in connection with the transactions contemplated in the Credit Agreement. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

          In our representation of the Borrower, we have examined an executed counterpart of each of the following (the "Loan Documents"):

          (a)       the Credit Agreement;

          (b)       the Note;

          (c) Mortgage, Deed of Trust, Indenture, Security Agreement, Assignment of Production, and Financing Statement dated of even date herewith from the Borrower in favor of the Lender (the "Mortgage"); and

          (d)       Financing   Statements   from  the   Borrower,   as  debtor,
                    constituent to the Mortgage (the "Financing Statement").

          We have also examined the originals, or copies certified to our satisfaction, of such other records of the Borrower, certificates of public officials and officers of the Borrower agreements, instruments, and documents as we have deemed necessary as a basis for the opinions hereinafter expressed.

          In making such examinations, we have, with your permission, assumed:

          (a) the genuineness of all signatures to the Loan Documents other than those of the Borrower;

          (b) the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies;

          (c) the Lender is authorized and has the power to enter into and perform its obligations under the Credit Agreement;

          (d) the due authorization, execution, and delivery of all Loan Documents by each party thereto other than the Borrower; and

          (e) the Borrower has title to all Property covered or affected by the Mortgage.

          Based upon the foregoing and subject to the qualifications set forth herein, we are of the opinion that:

                    1. The Borrower is a corporation duly organized, legally existing, and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and is in good standing in all jurisdictions wherein the ownership of its Property or the operation of its business necessitates same.

                    2. The execution and delivery by the Borrower of the Credit Agreement and the borrowings thereunder, the execution and delivery by the Borrower of the other Loan Documents to which the Borrower is a party, and the payment and performance of all Obligations of the Borrower thereunder are within the power of the Borrower, have been duly authorized by all necessary corporate action, and do not (a) require the consent of any Governmental Authority, (b) contravene or conflict with any Requirement of Law, (c) to our knowledge after due inquiry, contravene or conflict with any indenture, instrument, or other agreement to which the Borrower is a party or by which any Property of the Borrower may be presently bound or encumbered, or (d) result in or require the creation or imposition of any Lien upon any Property of the Borrower other than as contemplated by the Loan Documents.

                    3. The Loan Documents to which the Borrower is a party constitute legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

                    4. The forms of the Mortgage and the Financing Statement and the description of the Mortgaged Property (as such term is defined in the Mortgage and so used herein) situated in the State of Texas (the "State") satisfy all applicable Requirements of Law of the State and are legally sufficient under the laws of the State to enable the Lender to realize the practical benefits purported to be afforded by the Mortgage.

                    5. The Mortgage creates a valid lien upon and security interest in all Mortgaged Property situated in the State to secure the Indebtedness (as such term is defined in the Mortgage and so used herein).

                    6.  The  Mortgage  and  the   Financing   Statement  are  in
          satisfactory form for filing and recording in the offices described below.

                    7. The filing and/or recording, as the case may be, of (a) the Mortgage in the office of the county clerk of each county in the State in which any portion of the Mortgaged Property is located, and as a financing statement and utility security instrument in the office of the Secretary of State of the State, and (b) the Financing Statement in the Uniform Commercial Code records in each county in the State in which any portion of the Mortgaged Property is located are the only recordings or filings in the State necessary to perfect the liens and security interests in the Mortgaged Property created by the Mortgage or to permit the Lender to enforce in the State its rights under the Mortgage. No subsequent filing, re-filing, recording, or re-recording will be required in the State in order to continue the perfection of the liens and security interests created by the Mortgage except that (a) a continuation statement must be filed with respect to the Mortgage filed as a financing statement in the office of the Secretary of State of the State and with respect to the Financing Statement in the Uniform Commercial Code records in each county in the State in which any portion of the Mortgaged Property is located, each within six months prior to the expiration of five years from the date of the relevant initial financing statement filing, (b) a subsequent continuation statement must be filed within six months prior to the expiration of each subsequent five-year period from the date of each initial financing statement filing, and (c) amendments or supplements to the Mortgage filed as a financing statement and the Financing Statement and/or additional financing statements may be required to be filed in the event of a change in the name, identity, or structure of the Borrower or in the event the financing statement filing otherwise becomes inaccurate or incomplete.

                    8. To our knowledge after due inquiry, except as disclosed in Exhibit to the Credit Agreement, no litigation or other action of any nature affecting the Borrower is pending before any Governmental Authority or threatened against the Borrower. To our knowledge after due inquiry, no unusual or unduly burdensome restriction, restraint, or hazard exists by contract, Requirement of Law, or otherwise relative to the business or operations of the Borrower or the ownership and operation of any Properties of the Borrower other than such as relate generally to Persons engaged in business activities similar to those conducted by the Borrower.

                    9. No authorization, consent, approval, exemption, franchise, permit or license of, or filing (other than filing of Security Instruments in appropriate filing offices) with, any Governmental Authority or any other Person is required to authorize or is otherwise required in connection with the valid execution and delivery by the Borrower of the Loan Documents or any instrument contemplated thereby, or the payment performance by the Borrower of the Obligations.

                    10. No transaction contemplated by the Loan Documents is in violation of any regulations promulgated by the Board of Governors of the Federal Reserve System, including, without limitation, Regulations G, T, U, or X.

                    11. The Borrower is not, nor is the Borrower directly or indirectly controlled by or acting on behalf of any Person which is, an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                    12. The Borrower is not a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          The   opinions   expressed   herein  are  subject  to  the   following
qualifications and limitations:

          A. We are licensed to practice law only in the State and other jurisdictions whose laws are not applicable to the opinions expressed herein; accordingly, the foregoing opinions are limited solely to the laws of the State, applicable United States federal law, and the corporation laws of the State of [_______________.

          B. The validity, binding effect, and enforceability of the Loan Documents may be limited or affected by bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting rights of creditors generally, including, without limitation, statutes or rules of law which limit the effect of waivers of rights by a debtor or grantor; provided, however, that the limitations and other effects of such statutes or rules of law upon the validity and binding effect of the Loan Documents should not differ materially from the limitations and other effects of such statutes or rules of law upon the validity and binding effect of credit agreements, promissory notes, and security instruments generally.

          C. The enforceability of the respective obligations of the Borrower under the Loan Documents is subject to general principles of equity (whether such enforceability is considered in a suit in equity or at law).

          This Opinion is furnished by us solely for the benefit of the Lender in connection with the transactions contemplated by the Loan Documents and is not to be quoted in whole or in part or otherwise referred to or disclosed in any other transaction.

                                                     Very truly yours,

                                    EXHIBIT V


                                   DISCLOSURES


Section                    Liabilities

                                                         None

                           Litigation

                                                         None

Section                    Environmental Matters

                                                         None

Section                    Refunds

                                                         None

Section                    Gas Contracts

                                                         None

Section                    Casualties

                                                         None

Section                    Subsidiaries

                                                         None